UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2023

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

640 Lee Road, Suite 200

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2023, Aclaris Therapeutics, Inc. (the “Company”) entered into an Office Lease (the “Lease”) with CBCC – Lee Road Acquisitions, LLC, a Delaware limited liability company (the “Landlord”), under which the Company will lease 11,564 square feet of space for its corporate headquarters to be located at 701 Lee Road, Wayne, Pennsylvania 19087.

The term of the Lease is anticipated to commence on November 1, 2023 and expire on March 31, 2029. Under the Lease, base rent for the first four months of the term shall be abated, after which the Company will pay an initial base rent of $30,114.58 per month for the following eight months.  Beginning on the 13th month of the Lease, the monthly base rent will increase annually as specified in the Lease. In addition, the Company will pay its pro rata share of the annual operating expenses and taxes associated with the premises, calculated as set forth in the Lease. The Company has the option to extend the initial term for an additional five-year period.

The Lease also contains provisions allowing the Landlord customary remedies in the case of an Event of Default (as defined in the Lease).

The foregoing description of the Lease is not complete and is qualified in its entirety by reference to the full text of the Lease, a copy of which is attached as Exhibit 10.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
10.1˄	Office Lease, dated May 26, 2023, by and between the Company and CBCC – Lee Road Acquisitions, LLC.
104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on June 1, 2023, formatted in Inline XBRL.

˄Pursuant to Item 601(a)(5) of Regulation S-K promulgated by the SEC, certain exhibits and schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the SEC, upon its request, any or all of such omitted exhibits or schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Douglas Manion
Date: June 1, 2023		Douglas Manion
Chief Executive Officer and President

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